Note 9 - Accrued Expenses and Other Current Liabilities (Details) - Accrued expenses and other current liabilities consist of the following: (EUR €) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012
Accrued expenses and other current liabilities consist of the following: [Abstract]
Accrued compensation and employee benefits	€ 881	€ 1,176
Due to social security	345	326
Withholding tax due	150	162
VAT payables	500
Income tax payables		11
Other payables	69	64
Total	€ 1,945	€ 1,739